UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021 (July 22, 2021)

MATTERPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 641-2241

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	MTTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03 and 5.05 of Form 8-K.

On July 22, 2021 (the “Closing Date”), Matterport, Inc., a Delaware corporation (f/k/a Gores Holdings VI, Inc.) (the “Company”), consummated the previously announced business combination (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated February 7, 2021 (the “Merger Agreement”), by and among the Company (at such time named Gores Holdings VI, Inc.), Maker Merger Sub, Inc. (“First Merger Sub”), a direct, wholly owned subsidiary of the Company, Maker Merger Sub II, LLC (“Second Merger Sub”), a direct, wholly owned subsidiary of the Company, and the pre-Business Combination Matterport, Inc. (now named Matterport Operating, LLC) (“Legacy Matterport”).

In connection with the consummation of the Business Combination (the “Closing”), the registrant changed its name from Gores Holdings VI, Inc. to Matterport, Inc. Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Company’s proxy statement/prospectus dated June 21, 2021 (the “Proxy Statement”), and filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 21, 2021. As a result of the Business Combination and the other transactions contemplated by the Merger Agreement, First Merger Sub merged with and into Legacy Matterport, with Legacy Matterport continuing as the surviving corporation (the “First Merger”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, Legacy Matterport merged with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity as a wholly owned subsidiary of the Company, under the new name “Matterport Operating, LLC” (the “Mergers”).

As a result of the First Merger, each share of outstanding capital stock of Legacy Matterport was cancelled and converted into the right to receive the merger consideration in accordance with the terms of the Merger Agreement, with the Company owning 100% of the outstanding capital stock of Legacy Matterport as the surviving corporation of the First Merger (the “Surviving Corporation”). As a result of the Second Merger, the Company owns 100% of the outstanding interests in the surviving entity of the Second Merger (the “Surviving Entity”). Following the closing of the Business Combination, the Company owns, directly or indirectly, all of the issued and outstanding equity interests in the Surviving Entity and its subsidiaries, and the stockholders of Legacy Matterport as of immediately prior to the effective time of the First Merger (the “Matterport Stockholders”) hold a portion of our Class A common stock, par value $0.0001 per share (the “Class A Stock”).

The aggregate merger consideration paid in connection with the Business Combination was 218,875,000 shares of Class A Stock (the “Aggregate Company Stock Consideration”). Holders of shares of Legacy Matterport’s common stock, par value $0.001 per share (“Matterport Stock”), are entitled to receive a number of shares of newly issued Class A Stock equal to the Aggregate Company Stock Consideration, divided by the sum of, without duplication, (a) the aggregate number of shares of Matterport Stock issued and outstanding and issuable upon conversion of Matterport’s Preferred Stock, each series with a par value of $0.001 per share (the “Matterport Preferred Stock”), plus (b) the aggregate number of shares of Matterport Stock issuable upon the exercise or settlement of all (i) options to purchase Matterport Stock granted pursuant to Matterport’s Amended and Restated 2011 Stock Incentive Plan (the “Stock Incentive Plan”), whether vested or unvested (the “Matterport Stock Options”), but excluding any Matterport Stock Options that have an exercise price equal to or greater than the cash equivalent of the Per Share Matterport Stock Consideration (as defined below), and (ii) restricted stock units covering shares of Matterport Stock granted pursuant to the Stock Incentive Plan, whether vested or unvested (the “Matterport RSUs”), in each case of clauses “(i)” and “(ii),” outstanding as of immediately prior to the effective time of the First Merger (the “Matterport Stock Adjusted Fully Diluted Shares” and, such quotient, the “Per Share Matterport Stock Consideration”). Holders of shares of Matterport’s Preferred Stock are entitled to receive a number of shares of newly issued Class A Stock equal to the Per Share Matterport Stock Consideration multiplied by the number of shares of Matterport Stock issuable upon conversion of such share of Matterport Preferred Stock as of immediately prior to the effective time of the First Merger (the “Per Share Matterport Preferred Stock Consideration”). No fractional shares of Class A Stock will be issued in connection with the Business Combination. In lieu of the issuance of any fractional shares, Matterport Stockholder who otherwise would be entitled to receive such fractional share will receive an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of Class A Stock to which such Matterport Stockholder otherwise would have been entitled multiplied by (ii) $10.00.

In addition to the consideration to be paid at the closing of the Business Combination, Matterport Stockholders (to the extent entitled to consideration) are entitled to receive their pro rata share of an additional number of earn-out shares, issuable in Class A Stock and subject to the terms provided in the Merger Agreement (the “Earn-Out Shares”), up to an aggregate of 23,460,000 shares of Class A Stock collectively issuable to all Matterport Stockholders; provided, that Earn-Out Shares shall be issued to holders of Matterport RSUs and holders of Matterport Stock Options only if such holder continues to provide services (whether as an employee, director or individual independent contractor) to the Company or one of its subsidiaries through the date of the occurrence of the triggering event that causes such Earn-Out Shares to become issuable.

In connection with the Closing, the shares of Class F common stock of the Company, par value $0.0001 per share (the “Class F Stock” and, together with the Class A Stock, the “Common Stock”), issued prior to the Company’s initial public offering (the “Founder Shares”), initially held by Gores Sponsor VI, LLC (the “Sponsor”), and certain other Company stockholders automatically converted into shares of Class A Stock on a one-for-one basis and continue to be subject to the transfer restrictions applicable to the Founder Shares. Item 2.01 of this Current Report on Form 8-K discusses the Closing and various other transactions contemplated by the Merger Agreement, and is incorporated herein by reference.

Item 1.01	Entry Into A Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, the Company, the Sponsor, Mr. Bort, Ms. Marcellino and Ms. Tellem (the “Gores Holders”), and the stockholders of Legacy Matterport party thereto (the “Matterport Holders” and together with the Gores Holders, the “Registration Rights Holders”) entered into an Amended and Restated Registration Rights Agreement, dated as of July 22, 2021 (the “Amended and Restated Registration Rights Agreement”).

Under the Amended and Restated Registration Rights Agreement, the Company is obligated to file a registration statement with the Commission to register the resale of (a) any (i) outstanding shares of Class A Stock or any Private Placement Warrants, (ii) shares of Class A Stock issued or issuable upon the conversion of the Class F Stock and upon exercise of the Private Placement Warrants, and (iii) shares of Class A Stock issued as Earn-Out Shares or issuable upon the conversion of any Earn-Out Shares, in each case, held by the Matterport Stockholders, and (b) any other equity security of the Company issued or issuable with respect to any such share of Class A Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by such Registration Rights Holder.

The Company agreed to, within 30 days after the Closing Date, file with the SEC a shelf registration statement registering the resale of the Common Stock held by the Registration Rights Holders and use its reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in no event later than 60 days following the filing deadline. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, the Gores Holders are entitled to three demand registrations and the Matterport Holders are entitled to six demand registrations; provided, however, the Company is not obligated to participate in more than four demand registrations in any twelve month period. Further, the Company is not obligated to participate in an underwritten offering if the aggregate gross proceeds from such offering are expected to be $25 million or less. The Amended and Restated Registration Rights Agreement also provides “piggy-back” registration rights to such stockholders and their permitted transferees, subject to certain requirements and customary conditions.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, the Company entered into indemnification agreements with Messrs. Pittman, Fay, Remley, Tulsi, Hébert, Gustafson and Krikorian, each of whom is a director and/or executive officer of the Company following the Business Combination. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Merger Agreement are described in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal,” which is incorporated herein by reference.

The Merger Agreement and the Business Combination was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on July 20, 2021 (the “Special Meeting”). On July 22, 2021, the parties to the Merger Agreement consummated the Merger Transaction.

Prior to and in connection with the Special Meeting, holders of 93,917 shares of the Company’s Class A Stock sold in its initial public offering (“public shares”) exercised their right to redeem those shares for cash at a price of approximately $10.0009 per share, for an aggregate of approximately $939,258.84. The per share redemption price of approximately $10.0009 for public stockholders electing redemption was paid out of the Company’s Trust Account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $344,093,377.44.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 29,500,000 newly issued shares of Class A Stock at a purchase price of $10.00 per share for an aggregate purchase price of $295,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

Immediately after giving effect to the Mergers, the redemptions described above, the PIPE Investment and the conversion of all 8,625,000 outstanding Founder Shares into shares of Class A Stock on a one-for-one basis, there were 291,406,083 shares of Common Stock, consisting of 241,956,778 of Class A Stock issued and outstanding, options to purchase an aggregate of 45,399,626 shares of Class A Stock (the “Rollover Options”) and restricted stock units covering an aggregate of 4,049,679 shares of Class A Stock (the “Rollover RSUs”). Upon the Closing, the Company’s Class A Stock and the Company’s Public Warrants began trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “MTTR” and “MTTRW,” respectively, and the Company’s public units automatically separated into their component securities and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Merger Agreement (the “Post-Combination Company”), unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts.

These forward-looking statements are based on the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, word such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s history of losses and whether it will continue to incur continuing losses for the foreseeable future;

•	the ability of the Company to protect and enforce its intellectual property rights;

•	the ability of the Company to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

•	the ability of the Company to attract and retain new subscribers;

•	the size of the Company’s total addressable market for its products and services;

•	the continued adoption of spatial data;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to manage its growth and expand its business operations effectively following the consummation of the Business Combination;

•	any failures of the Company to manage its growth effectively following the consummation of the Business Combination;

•	any inability to complete acquisitions and integrate acquired businesses;

•	strict government regulation that is subject to frequent amendment, repeal or new interpretation;

•	general economic uncertainty and the effect of general economic conditions on the Company’s industry in particular;

•	changes in personnel and availability of qualified personnel;

•	environmental uncertainties and risks related to adverse weather conditions and natural disasters;

•	the effects of the ongoing COVID-19 public health emergency or other infectious diseases, health epidemics and pandemics;

•	the volatility of the market price and liquidity of Common Stock and other securities of the Company; and

•	the increasingly competitive environment in which the Company operates.

While forward-looking statements reflect the Company’s good faith belief, they are not guarantees of future performance. Except to the extent required by applicable law, the Company is under no obligation (and expressly disclaims any such obligation) to update or revise forward-looking statements whether as a result of new information, future events, or otherwise. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors.” You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

The forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties, some of which are beyond the Company’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement in the section titled “Risk Factors,” which are incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section entitled “Information About Matterport” beginning on page 206 of the Proxy Statement, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 55 of the Proxy Statement, and are incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical consolidated financial and operating data for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019, and the selected consolidated balance sheet as of March 31, 2021, and December 31, 2020 and 2019 for Legacy Matterport are set forth in the Proxy Statement and are incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited consolidated financial statements as of and for the three months ended March 31, 2021 of Legacy Matterport included in the Proxy Statement and incorporated by reference hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the Commission. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Legacy Matterport’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of Legacy Matterport as of and for the years ended December 31, 2020 and 2019, and the related notes included in the Proxy Statement and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein and incorporated by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Matterport prior to the Business Combination is included in the Proxy Statement in the section titled “Matterport Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 222 of the Proxy Statement, which is incorporated herein by reference.

Properties

The facilities of the Company are described in the Proxy Statement in the section entitled “Information About Matterport—Facilities” on page 216 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company upon the Closing by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company upon the Closing;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group upon the Closing.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Class A Stock beneficially owned by them. To our knowledge, no shares of Common Stock beneficially owned by any executive officer or director have been pledged as security.

Name and Address of Beneficial Owners	Number of Shares of Class A Stock	% of Class A Stock
Directors and Executive Officers of the Company
R.J. Pittman(1)(2)	12,998,942	5.9%
James D. Fay(1)(3)	2,154,384	*
Jay Remley(1)(2)	2,036,985	*
Japjit Tulsi(1)(2)	2,883,497	*
Mike Gustafson(1)(4)	557,405	*
Peter Hébert(5)	25,125,654	11.5%
Jason Krikorian(6)	19,858,065	9.1%
All Directors and Executive Officers of the Company as a Group (7 individuals)	65,614,932	30.0%
Five Percent Holders of the Company
Entities affiliated with Lux Capital Management(5)	25,125,654	11.5%
DCM VI, L.P.(6)	19,858,065	9.1%

*	Less than one percent.
(1)	The principal business address is c/o Matterport, Inc., 352 East Java Drive, Sunnyvale, California 94089.
(2)	Consists of Rollover Options exercisable for shares of Class A Stock within 60 days after the Closing Date.
(3)	Consists of (a) 16,957 shares of Class A Stock and (b) 1,629,067 Rollover Options exercisable for shares of Class A Stock within 60 days after the Closing Date.
(4)	Consists of (a) 111,930 shares of Class A Stock and (b) 448,765 Rollover Options exercisable for shares of Class A Stock within 60 days after the Closing Date.
(5)

Consists of (a) 17,624,261 shares of Class A Stock held by Lux Ventures III, L.P., (b) 6,656,553 shares of Class A Stock held by Lux Co-Invest Opportunities, L.P., (c) 836,169 shares of Class A Stock held by Lux Ventures Cayman III, L.P. and (d) 8,671 shares of Class A Stock held by Lux Ventures III Special Founders Fund, L.P. Lux Venture Partners III, LLC is the general partner of each of Lux Ventures III L.P. and Lux Ventures III Special Founders Fund, L.P. and exercises voting and dispositive power over the shares noted herein held thereby. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Co-Invest Opportunities, L.P. Lux Ventures Cayman III General Partner Limited is the general partner of Lux Ventures Cayman III, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures Cayman III, L.P. Peter Hébert and Josh Wolfe are the individual managing members of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited. The individual managers, as the sole managers of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures III, L.P., Lux Co-Invest Opportunities, L.P., Lux Ventures Cayman III, L.P. and Lux Ventures III Special Founders Fund, L.P. Each of Lux Venture Partners III, LLC, Lux Co-Invest Partners, LLC and Lux Ventures Cayman III General Partner Limited, and the individual managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(6)

Consists of shares of Class A Stock held by DCM VI, L.P. Jason Krikorian is a general partner at DCM, which is an affiliate of DCM VI, L.P. Mr. Krikorian disclaims beneficial ownership of all shares held by DCM VI, L.P. except to the extent of his pecuniary interest therein. The address of DCM VI, L.P. and Mr. Krikorian is 2420 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing are described in the Proxy Statement in the section titled “Management of the Post-Combination Company” beginning on page 248 and that information is incorporated herein by reference.

Board Composition

On July 22, 2021, R.J. Pittman, Peter Hébert, Mike Gustafson and Jason Krikorian were appointed to serve as directors effective immediately following the Closing.

In addition, R.J. Pittman and Peter Hébert were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Jason Krikorian was appointed to serve as a Class II director, with his term expiring at the Company’s second annual meeting of stockholders following the Closing; and Mike Gustafson was appointed to serve as a Class III director, with his term expiring at the Company’s third annual meeting of stockholders following the Closing. The size of the Board is four members. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management of the Post-Combination Company” which information is incorporated herein by reference.

Director Independence

The Board has determined that Peter Hébert, Jason Krikorian and Mike Gustafson are independent as defined under the listing standards of Nasdaq.

Committees of the Board of Directors

Effective upon the Closing, the standing committees of the Board consist of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Upon the Closing, the Board appointed Messrs. Hébert, Krikorian and Gustafson to serve on the Audit Committee. The Board appointed Messrs. Krikorian and Gustafson to serve on the Compensation Committee. The Board appointed Messrs. Krikorian and Gustafson to serve on the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, each of Mark Stone and Andrew McBride resigned as the Chief Executive Officer and Chief Financial Officer of the Company, respectively. Effective as of the Closing, the Board appointed R.J. Pittman to serve as Chairman of the Board and Chief Executive Officer, James D. Fay to serve as Chief Financial Officer, Jay Remley to serve as Chief Revenue Officer and Japjit Tulsi to serve as Chief Technology Officer. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management of the Post-Combination Company” which information is incorporated herein by reference.

Director Compensation

As of the date of this Current Report on Form 8-K, the compensation arrangements for the Board have not been determined. Any such arrangement will be reviewed and approved by the Compensation Committee of the Company and will be publicly disclosed by the Company when such arrangements are approved.

Executive Compensation

The compensation of the Company’s executive officers is described in the Proxy Statement in the section entitled “Management of the Post-Combination Company” and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

This section should be read in conjunction with the information included in the Proxy Statement in the section titled “Certain Relationships and Related Transactions” beginning on page 301 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings of the Company in the section of the Proxy Statement titled “Information about Matterport—Legal Proceedings” on page 217 of the Proxy Statement and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing, the Company’s publicly traded Class A Stock, public warrants and units were listed on the Nasdaq Capital Market under the symbols “GHVI,” “GHVIW” and “GHVIU,” respectively. Upon the Closing, the

Class A Stock and public warrants were listed on the Nasdaq Global Market under the symbols “MTTR” and “MTTRW,” respectively. The Company’s publicly traded units automatically separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Capital Market.

The Company has not paid any cash dividends on shares of its Class A Stock to date. The payment of any cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement in the section titled “Description of Securities” beginning on page 264 and is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section titled “Description of Securities—Limitation of Liability and Indemnification” which information is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

At the Closing, the Company consummated the PIPE Investment. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

Additionally, the shares of Class A Stock issued to Matterport Stockholders who delivered a written consent adopting the Merger Agreement in connection with execution of the Merger Agreement were issued in a private placement.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03	Material Modification to Rights of Security Holders.

Upon the Closing, the Company entered into an amendment to its warrant agreement to replace the warrant agent. This summary is qualified in its entirety by reference to the text of the warrant agreement amendment, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 22, 2021, the Audit Committee of the Board approved the dismissal of KPMG as the Company’s independent auditor and the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. PwC served as the independent registered public accounting firm of Legacy Matterport prior to the Business Combination. Accordingly, KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm prior to the Business Combination, was dismissed as the Company’s independent registered public accounting firm following the completion of KPMG’s review of the financial statements of the pre-Business Combination special purpose acquisition company as of and for the periods ended June 30, 2021, under the assumption that KPMG is able to perform such review, which is contingent upon KPMG completing its independence review of the newly merged company.

The audit report of KPMG on the Company’s financial statements as of December 31, 2020, and for the period from June 29, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except as follows: KPMG’s report on the financial statements of the Company as of December 31, 2020, and for the period from June 29, 2020 (inception) through December 31, 2020, contained a separate paragraph stating that “As discussed in Note 2 to the financial statements, the 2020 financial statements have been restated to correct certain misstatements.”

During the period from June 29, 2020 (inception) through December 31, 2020, and the subsequent interim period through July 22, 2021, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised Gores Holdings VI, Inc. of the following material weakness: internal control over financial reporting did not result in sufficient risk assessment of the underlying accounting for certain financial instruments.

During the period from June 29, 2020 (inception) through December 31, 2020, and through July 22, 2021, neither the Company nor anyone on the Company’s behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the sections titled “Directors and Executive Officers,” “Director Compensation” and “Executive Compensation” is incorporated by herein by reference.

2021 Incentive Award Plan

As previously disclosed, at the Special Meeting, on July 20, 2021, the stockholders of the Company considered and approved the 2021 Incentive Award Plan. The 2021 Incentive Award Plan was previously approved by the Board, subject to stockholder approval. The 2021 Incentive Award Plan became effective on the date on which the stockholders approved the 2021 Incentive Award Plan.

A description of the 2021 Incentive Award Plan is included in the Proxy Statement in the section titled “Proposal No. 5—The Incentive Award Plan Proposal” which is incorporated herein by reference. The foregoing description of the 2021 Incentive Award Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Incentive Award Plan and the related forms of award agreements under the 2021 Incentive Award Plan, which are attached hereto as Exhibits 10.3(a)-(c), 10.4 and 10.5 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

As previously disclosed, at the Special Meeting, on July 20, 2021, the stockholders of the Company considered and approved the 2021 Employee Stock Purchase Plan. The 2021 Employee Stock Purchase Plan was previously approved by the Board, subject to stockholder approval. The 2021 Employee Stock Purchase Plan became effective on the date on which the stockholders approved the 2021 Employee Stock Purchase Plan.

A description of the 2021 Employee Stock Purchase Plan is included in the Proxy Statement in the section titled “Proposal No. 6—The ESPP Proposal” which is incorporated herein by reference. The foregoing description of the 2021 Employee Stock Purchase Plan does not purport to be complete and is qualified in its entirety by the full text of the 2021 Employee Stock Purchase Plan, which is attached hereto as 10.4 and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a “Business Combination” as required by the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company upon the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement in the sections titled “Questions and Answers,” “The Merger Agreement and the Related Agreements” and “Proposal No. 1—The Business Combination Proposal” which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of Legacy Matterport as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement beginning on page F-39 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Matterport for the three months ended March 31, 2021 are set forth in the Proxy Statement and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(c) List of Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 7, 2021, by and among Gores Holdings VI, Inc., Maker Merger Sub, Inc., Maker Merger Sub II, LLC, and Matterport, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s registration statement on Form S-1, filed October 5, 2020).

4.2	Warrant Agreement, dated as of December 15, 2020, by and between Gores Holdings VI, Inc. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed December 16, 2020).

4.3	Amendment to Warrant Agreement, dated as of July 22, 2021, by and among Matterport, Inc., Continental Stock Transfer & Trust Company and American Stock Transfer & Trust Company, as warrant agent.

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (Registration No. 333-249312), filed with the Securities and Exchange Commission on October 5, 2020).

10.1	Amended and Restated Registration Rights Agreement, dated as of July 22, 2021, by and among the Company, Gores Sponsor VI LLC and certain other parties.

10.2	Form of Indemnification Agreement.

10.3(a)†	Matterport, Inc. 2021 Incentive Award Plan and related forms of award agreements.

10.3(b)†	Form of Option Agreement under the Matterport, Inc. 2021 Incentive Award Plan.

10.3(c)†	Form of Restricted Stock Unit Agreement under the Matterport, Inc. 2021 Incentive Award Plan.

10.4†	Matterport, Inc. 2021 Employee Stock Purchase Plan.

10.5†	Matterport, Inc. Amended and Restated 2011 Stock Incentive Plan.

10.6	Form of Individual Investor Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8 K, filed with the Securities and Exchange Commission on February 8, 2021).

10.7	Form of Institutional Investor Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated July 28, 2021.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of Matterport, Inc., for the three months ended March 31, 2021 and for the year ended December 31, 2020.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: July 28, 2021	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer